Exhibit 10.38
NON-QUALIFIED STOCK OPTION AGREEMENT
(Price Vested Stock Option 1999)
     A NON-QUALIFIED STOCK OPTION for the number of shares of Common Stock (hereinafter the “Option”) as noted on your Notice of Grant of Stock Options (the “Notice”), of Nordstrom, Inc., a Washington Corporation (the “Company”), is hereby granted on the date set forth on your Notice to you (the “Optionee”) at the price determined as provided in, and in all respects subject to, the terms, definitions and provisions of the 1997 Nordstrom Stock Option Plan adopted by the Company, which is incorporated by reference herein and subject to the following:
     1. Option Price. The option price, being one hundred percent (100%) of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option, as noted on your Notice.
     2. Vesting and Exercise of Option. This Option shall vest and become exercisable in accordance with the provisions of the Plan as follows:
(a)	Normal Vesting. This Option shall vest and become exercisable eight (8) years from the date of grant.

(b)	Accelerated Vesting. During the period ending five (5) years from the date of grant, this Option shall vest at the Applicable Percentage, as set forth below, when the average closing price of the Company’s Common Stock, as reported in the Wall Street Journal, over a 20 consecutive market day period exceeds the corresponding Stock Price, as set forth below.

Applicable	Stock
Percentage	Price
20%	$55
35%	$67
45%	$80
(c)	Method of Exercise. This Option shall be exercisable by a written notice which shall:
          (i) state the election to exercise the Option, the number of shares, the total option price, name, address and social security number of the Optionee;
          (ii) be signed by the person entitled to exercise the Option; and
          (iii) be in writing and delivered to the Retirement Administration Office.
     Payment of the purchase price of any shares with respect to which an Option is being exercised shall be by check, or may be by means of the surrender of shares of Common Stock previously held by Optionee, having a fair market value at least equal to the exercise price. The certificate or certificates or shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option unless another person is specified. Options hereunder may not at any time be exercised for a fractional number of shares.
     The exercise of this Option shall be in no event restricted by the fact that at the time of exercise some portion of a previously granted incentive stock option remains outstanding.
          (d) Restrictions on Exercise. This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option the Company may require the person exercising the Option to make any representation and warranty to the Company as the Company’s counsel believes may be required by any applicable law or regulation.
March 1999 – Price Vested Option

     3. Separation of Employment. Except as set forth below, this Option vests and may only be exercised while the Optionee is an employee of the Company. If an Optionee’s employment ends, this Option shall continue to vest pursuant to the accelerated vesting schedule set forth in subparagraph 2(b) above and the Optionee or his or her legal representative shall have the right to exercise the Option after such separation as follows:
          (a) If the Optionee dies, the persons to whom the Optionee’s rights have passed by will or the laws of descent and distribution may exercise such rights. Any such Option shall continue to vest pursuant to the accelerated vesting schedule set forth in subparagraph 2(b) above and may be exercised during the period ending four (4) years after the Optionee’s death, but in no event later than ten (10) years after grant.
          (b) If the Optionee’s employment ends due to his or her embezzlement or theft of Company funds, defraudation of the Company, violation of Company rules, regulations or policies, or any intentional act which harms the Company, such Option, to the extent not exercised as of the date of separation, shall be terminated as of that date.
          (c) If the Optionee’s employment ends due to his or her disability, as defined in Section 22(e)(3) of the Internal Revenue Code, this Option shall continue to vest pursuant to the accelerated vesting schedule set forth in subparagraph 2(b) above and may be exercised during the period ending four (4) years after separation, but in no event later than ten (10) years after grant.
          (d) If the Optionee’s employment ends due to his or her retirement upon attaining age 50 with 10 years of service to the Company or age 60, this Option shall continue to vest pursuant to the accelerated vesting schedule set forth in subparagraph 2(b) above and may be exercised during the period ending four (4) years after retirement, but in no event later than ten (10) years after grant.
          (e) If the Optionee’s employment ends for any reason other than those set forth in subparagraphs (a), (b), (c) and (d) above, the Optionee may exercise his or her Option, to the extent exercisable as of the date of his or her separation, within one hundred (100) days after separation, but in no event later than ten (10) years after grant.
     Notwithstanding anything above to the contrary, if during the term of this Option, Optionee directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, shareholder, corporate officers, director or in any other capacity, engages or assists any third party in engaging in any business competitive with the Company; divulges any confidential or proprietary information of the Company to a third party who is not authorized by the Company to receive the confidential or proprietary information; or uses any confidential or proprietary information of the Company, then the post-separation vesting and exercise rights set forth above shall immediately cease and all outstanding vested and unvested portions of this Option shall be automatically forfeited.
     Normal vesting set forth in subparagraph 2(a) above shall occur only while the Optionee is an employee of the Company.
     4. Term of Option. This Option may not be exercised more than ten (10) years from the date of original grant of this option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.
     5. Adjustments Upon Changes in Capitalization. As provided in the Plan, the number and kind of shares of Company stock subject to this Option shall be appropriately adjusted along with a corresponding adjustment in the Option price to reflect any stock dividend, stock split, split-up or any combination or exchange of shares, however accomplished.
     6. Additional Option. The Committee may or may not grant you additional stock option in the future. Nothing in this grant of option or any future grant should be construed as suggesting that additional option grants to you will be forthcoming.
March 1999 – Price Vested Option

2

NON-QUALIFIED STOCK OPTION AGREEMENT
(Time Vested Stock Option)
     A NON-QUALIFIED STOCK OPTION for the number of shares of Common Stock (hereinafter the “Option”) as noted on your Notice of Grant of Stock Options (the “Notice”), of Nordstrom, Inc., a Washington Corporation (the “Company”), is hereby granted on the date set forth on your Notice to you (the “Optionee”) at the price determined as provided in, and in all respects subject to, the terms, definitions and provisions of the 1997 Nordstrom Stock Option Plan adopted by the Company, which is incorporated by reference herein and subject to the following:
     1. Option Price. The option price, being one hundred percent (100%) of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option, as noted on your Notice.
     2. Vesting and Exercise of Option. This Option shall vest and be exercisable in accordance with the provisions of the Plan as follows:
          (a) Vesting. This Option shall vest at the applicable percentage during the corresponding year, as set forth below

Percent
Years	Vested
During year 1	0%
During year 2	25%
During year 3	50%
During year 4	75%
After year 4	100%
          (b) Method of Exercise. This Option shall be exercisable by a written notice which shall:
          (i) state the election to exercise the Option, the number of shares, the total option price, name, address and social security number of the Optionee;
          (ii) be signed by the person entitled to exercise the Option; and
          (iii) be in writing and delivered to the Retirement Administration Office.
     Payment of the purchase price of any shares with respect to which an Option is being exercised shall be by check, or may be by means of the surrender of shares of Common Stock previously held by Optionee, having a fair market value at least equal to the exercise price. The certificate or certificates or shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option unless another person is specified. Options hereunder may not at any time be exercised for a fractional number of shares.
     The exercise of this Option shall be in no event restricted by the fact that at the time of exercise some portion of a previously granted incentive stock option remains outstanding.
          (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option the Company may require the person exercising the Option to make any representation and warranty to the Company as the Company’s counsel believes may be required by any applicable law or regulation.
March 1999 – Time Vested Option

     3. Termination of Employment. Except as set forth below, this Option vests and may only be exercised while the Optionee is an employee of the Company. If an Optionee’s employment is terminated, this Option shall continue to vest pursuant to the schedule set forth in subparagraph 2(a) above and the Optionee or his or her legal representative shall have the right to exercise the Option after such termination as follows:
          (a) If the Optionee dies, the persons to whom the Optionee’s rights have passed by will or the laws of descent and distribution may exercise such rights. Any such Option shall continue to vest and may be exercised during the period ending four (4) years after the Optionee’s death, but in no event later than ten (10) years after grant.
          (b) If the Optionee’s employment is terminated due to his or her embezzlement or theft of Company funds, defraudation of the Company, violation of Company rules, regulations or policies, or any intentional act which harms the Company, such Option, to the extent not exercised as of the date of termination, shall be terminated as of that date.
          (c) If the Optionee’s employment is terminated due to his or her disability, as defined in Section 22(e)(3) of the Internal Revenue Code, this Option shall continue to vest and may be exercised during the period ending four (4) years after termination, but in no event later than ten (10) years after grant.
          (d) If the Optionee’s employment is terminated due to his or her retirement upon attaining age 50 with 10 years of service to the Company or age 60, this Option shall continue to vest and may be exercised during the period ending four (4) years after termination, but in no event later than ten (10) years after grant.
          (e) If the Optionee’s employment is terminated for any reason other than those set forth in subparagraphs (a), (b), (c) and (d) above, the Optionee may exercise his or her Option, to the extent exercisable as of the date of his or her termination, within one hundred (100) days after termination, but in no event later than ten (10) years after grant.
     Notwithstanding anything above to the contrary, if during the term of this Option, Optionee directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, shareholder, corporate officers, director or in any other capacity, engages or assists any third party in engaging in any business competitive with the Company; divulges any confidential or proprietary information of the Company to a third party who is not authorized by the Company to receive the confidential or proprietary information; or uses any confidential or proprietary information of the Company, then the post-termination vesting and exercise rights set forth above shall immediately cease and all outstanding vested and unvested portions of this Option shall be automatically forfeited.
     4. Term of Option. This Option may not be exercised more than ten (10) years from the date of original grant of this option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.
     5. Adjustments Upon Changes in Capitalization. As provided in the Plan, the number and kind of shares of Company stock subject to this Option shall be appropriately adjusted along with a corresponding adjustment in the Option price to reflect any stock dividend, stock split, split-up or any combination or exchange of shares, however accomplished.
     6. Additional Option. The Committee may or may not grant you additional stock option in the future. Nothing in this grant of option or any future grant should be construed as suggesting that additional option grants to you will be forthcoming.
March 1999 – Time Vested Option

2

Nordstrom
Notice of Grant of Stock Options
Employee Number:
Stock Options
On 2/25/99, you were granted an option to buy shares of Nordstrom, Inc. Stock at $39.5625 per share under the 1997 Stock Option Plan as follows:
Time Vested Shares:
You were granted shares that vest on a four year 25% vesting schedule as follows:

Date	Vest Percent
2/25/00	25%
2/25/01	25%
2/25/02	25%
2/25/03	25%
Price Vested Shares:
You were granted shares that will vest on 2/25/07, unless vesting is accelerated. If the average closing price of Nordstrom stock exceeds a specific price, as set forth below, for at least 20 consecutive market days before 2/25/04, vesting will be accelerated as follows:

Stock Price	Vest Percent
$55	20%
$67	35%
$80	45%
Stock Units
Performance Stock Units:
On 2/25/99, you were granted Nordstrom stock units that will vest on 2/25/02, based on the schedule listed below. Vesting is based on the company’s performance relative to the Large Retailer Comparator Group as noted in the 1999 Long Term Incentive Stock Program, dated March 1999.
Reward Schedule:

Percentile	Vest Percent
<=50	0%
> 50	75%
> 65	85%
> 75	100%
> 85	125%
Any shares that remain unvested at 2/25/02 will be forfeited. Any vested units may be paid in the following ways: as cash, in the form of a Nordstrom Stock Certificate, or the stock units can be deferred into your Executive Deferred Compensation Plan account.
By your signature and the Company’s signature below, you and the Company agree that these options and stock units are granted under and governed by the terms and conditions of the Company’s 1997 Stock Option Plan and Non-Qualified Stock Option Agreement. To the extent any term of this Notice is inconsistent with the Plan or the Agreement, the Plan and the Agreement will control.

Nordstrom, Inc.	Date

Employee Signature	Date

Nordstrom
Notice of Grant of Stock Options
and Option Agreement

<NAME>	Employee Number: <#>

Stock Options
On 8/12/99, you were granted an option to buy <Number of Shares> shares of Nordstrom, Inc. Stock at $29.8125 per share under the 1997 Non-Qualified Stock Option Plan as follows:
Time Vested Shares:
You were granted <number of shares> shares that vest on a four year 25% vesting schedule as follows:

Date	Vest Percent
8/12/00	25%
8/12/01	25%
8/12/02	25%
8/12/03	25%
Price Vested Shares:
You were granted <number of shares> shares that will vest on 2/25/07, unless vesting in accelerated. If the average closing price of Nordstrom stock exceeds a specific price, as set forth below, for at least 20 consecutive market days before 2/25/04, vesting will be accelerated as follows:

Stock Price	Vest Percent
$55	20%
$67	35%
$80	40%

Stock Units
Performance Stock Units:
On 8/12/99, you were granted <number of units> Nordstrom stock units that will vest on 1/31/02, based on the schedule listed below. Vesting is based on the company’s performance relative to the Large Retail Comparator Group.
Reward Schedule:

Percentile	Vest Percent
<= 50	0%
> 50	75%
> 65	85%
> 75	100%
> 85	125%
Any shares that remain unvested at 1/31/02 will be forfeited. Any vested units may be paid in the following ways: as cash, in the form of a Nordstrom Stock Certificate, or the stock units can be deferred into your Executive Deferred Compensation Plan account.

By your signature and the Company’s signature below, you and the Company agree that these options and stock units are granted under and governed by the terms and conditions of the Company’s 1997 Non-Qualified Stock Option and the Option Agreement.

Nordstrom, Inc.	Date

Employee Signature	Date